                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



        Date of Report (Date of Earliest Event Reported): August 14, 2002



                          GENESIS HEALTH VENTURES, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)




        Pennsylvania                   0-33217                 06-1132947
        ------------                   -------                 ----------

(State or other jurisdiction  (Commission File Number)     (I.R.S. Employer
     of incorporation)                                    Identification No.)




            101 East State Street, Kennett Square, Pennsylvania 19348
            ---------------------------------------------------------
                (Address of principal executive offices/Zip Code)

Registrant's telephone number, including area code:  (610) 444-6350

Former name, former address, and former fiscal year, if changed since last report: N/A
              ---

Item 7.  FINANCIAL STATEMENT, PRO FORMA, FINANCIAL STATEMENTS AND EXHIBITS

         C.       Exhibits

                  99.1 Statement Under Oath of Robert H. Fish, Principal Executive Officer, of Genesis Health Ventures, Inc. dated August 14, 2002 regarding Facts and Circumstances Relating to Securities Exchange Act of 1934, as amended, Filings.

                  99.2 Statement Under Oath of George V. Hager, Jr., Principal Financial Officer, of Genesis Health Ventures, Inc. dated August 14, 2002 regarding Facts and Circumstances Relating to Securities Exchange Act of 1934, as amended, Filings.

                  99.3 Certificate of Robert H. Fish, Principal Executive Officer, of Genesis Health Ventures, Inc. dated August 14, 2002 pursuant to 18 U.S.C. Section 1350.

                  99.4 Certificate of George V. Hager, Jr., Principal Financial Officer, of Genesis Health Ventures, Inc. dated August 14, 2002 pursuant to 18 U.S.C. Section 1350.


Item 9.           Regulation FD Disclosure.

         On August 14, 2002, each of the Principal Executive Officer, Robert H. Fish (the "Principal Executive Officer"), and the Principal Financial Officer, George V. Hager, Jr. (the "Principal Financial Officer"), of Genesis Health Ventures, Inc. (the "Company") submitted to the Securities and Exchange Commission ("SEC") sworn statements pursuant to Section 21(a)(1) of the Securities Exchange Act 1934, as amended (SEC Order No. 4-460, June 27, 2002). A copy of each of these certifications is attached as an exhibit hereto.

         On August 14, 2002, the Company also filed its quarterly report on Form 10-Q for the quarter ended June 30, 2002, with the SEC. Accompanying such report were certifications of each of the Principal Executive Officer and the Principal Financial Officer of the Company, submitted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. Section 1350). A copy of each of these certifications is attached as an exhibit hereto.

                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, GENESIS HEALTH VENTURES, INC., Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                            GENESIS HEALTH VENTURES, INC.



Date:  August 14, 2002                      By: /s/  George V. Hager, Jr.
                                               -----------------------------
                                               George V. Hager, Jr.
                                               Executive Vice President and
                                               Chief Financial Officer